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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 19, 2001
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                        FLEETBOSTON FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


                                  RHODE ISLAND
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                 (State or other jurisdiction of incorporation)


                  1-6366                                05-0341324
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         (Commission File Number)           (IRS Employer Identification No.)


      100 Federal Street, Boston, MA                       02110
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 (Address of principal executive offices)                (Zip Code)


        Registrant's telephone number, including area code: 617-434-2200
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          (Former name or former address, if changed since last report)



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Item 5.           OTHER EVENTS.
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                  In a press release dated December 19, 2001, FleetBoston
                  Financial Corporation (the Corporation), in recognition of the ongoing economic slowdown, announced a series of actions to strengthen its balance sheet which will result in a charge to fourth quarter 2001 earnings.

                  Pursuant to Form 8-K, General Instruction F, the Corporation hereby incorporates by reference the press release attached hereto as Exhibit 99.

Item 7.           FINANCIAL STATEMENTS AND OTHER EXHIBITS.
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                  EXHIBIT NO.                                DESCRIPTION
                  -----------                                -----------

                  Exhibit 99                                 Press Release Dated
                                                             December 19, 2001





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                            FLEETBOSTON FINANCIAL CORPORATION
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                                                        Registrant


                                            By:  /s/  Eugene M. McQuade
                                                 ----------------------------
                                                      Eugene M. McQuade
                                                      Vice Chairman and
                                                    Chief Financial Officer



Dated:  December 19, 2001